500 Laurel Street
Baton Rouge, LA 70801
Phone: 877.614.7600

FOR IMMEDIATE RELEASE
October 26, 2026

Media Contact: Misty Albrecht
b1BANK
225.286.7879
media@b1BANK.com
Business First Bancshares, Inc. Announces Financial Results for Q3 2026
Baton Rouge, La. (October 26, 2026) – Business First Bancshares, Inc. (NASDAQ: BFST) (Business First), parent company of b1BANK, today announced its unaudited results for the quarter ended September 30, 2026. Business First reported net income available to common shareholders of $23.2 million or $0.71 per diluted common share, increases of $0.4 million and $0.01, respectively, compared to the linked quarter. On a non-GAAP basis, core net income available to common shareholders for the quarter ended September 30, 2026, which excludes certain income and expenses, was $26.0 million or $0.79 per diluted common share, increases of $2.7 million and $0.08 from the linked quarter.
“Our third quarter showed what disciplined execution can deliver,” said Jude Melville, chairman, president, and CEO of Business First. “We completed the conversion of Progressive Bank, and I’m grateful to our North Louisiana teammates and clients for helping make it a seamless transition. We grew loans and deposits at a balanced pace appropriate to our level of capital strength, and we did so while expanding our net interest margin by 12 basis points and keeping non-interest expenses in check. The result was higher earnings and stronger returns. Our team earned these results through disciplined execution, and we’ll keep that same focus as we continue to invest in the growing number of opportunities we’re seeing across our diversified footprint.”

On Thursday, October 22, 2026, Business First’s board of directors declared a quarterly preferred dividend in the amount of $18.75 per share, which is the full quarterly dividend of 1.875% based on the per annum rate of 7.50%. Additionally, the board of directors declared a quarterly common dividend based upon financial performance for the third quarter in the amount of $0.15 per share of common stock. The preferred and common dividends will be paid on November 30, 2026, or as soon thereafter as practicable, to the shareholders of record as of November 15, 2026.

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Quarterly Highlights
• Improving Core Performance. Return to common shareholders on average assets, on an annualized basis, was 1.04% for the quarter ended September 30, 2026, or 1.17% on a non-GAAP basis, compared to 1.03% or 1.05% on a non-GAAP basis for the linked quarter. Return to common shareholders on average equity on an annualized basis, was 9.75% for the quarter ended September 30, 2026, or 10.93% on a non-GAAP basis, compared to 9.83%, or 10.05% on a non-GAAP basis for the linked quarter.
• Margin Expansion. Net interest margin expanded 13 basis points (bps) to 3.86% for the quarter ended September 30, 2026, or 12 bps to 3.80% on a non-GAAP basis, respectively, compared to 3.73% or 3.68%, respectively, for the linked quarter. The expansion was driven by improvement in book yield on loans and a reduction in the overall cost of funding. The reduction in overall cost of funding was driven by decreases of $65.9 million in brokered deposits and $107.8 million in borrowings while core deposit costs remained flat.
• Loan and Deposit Growth. Loans grew by $121.4 million or 7.23%, annualized and deposits grew by $141.2 million or 7.74% annualized, led by our Houston, Texas and Southwest Louisiana markets.
• Capital and Share Repurchases. During the third quarter, as part of a previously announced stock repurchase program, Business First repurchased 204,160 shares, with a market value of $6.3 million, at a weighted average price of $30.81 per share. Common equity to total assets decreased from 10.52% to 10.39%. Business First has repurchased a total of 630,618 common shares under the existing stock repurchase program, since October 2025, or $17.6 million at a weighted average repurchase price per share of $27.88.
• Progressive Conversion. In August 2026, Business First successfully converted Progressive Bank’s core systems onto its platform.
Statement of Financial Condition
Loans
Loans held for investment increased $121.4 million or 1.82%, 7.23% annualized, compared to the linked quarter. The commercial real estate and construction portfolios increased $72.7 million and $80.7 million, respectively, compared to the linked quarter. The residential real estate portfolio decreased $30.6 million compared to the linked quarter.
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Credit Quality
Loans over 30 days past due at September 30, 2026 were $32.5 million or 0.48% of total loans, which was generally stable from the linked quarter. The ratio of nonperforming loans compared to loans held for investment decreased 2 bps to 1.24% at September 30, 2026, while the ratio of nonperforming assets compared to total assets also decreased by 1 bps to 1.22% compared to the linked quarter. Net charge-offs to average quarterly total loans increased to 8 bps for the quarter ended September 30, 2026, up from 4 bps in the linked quarter mainly attributable to one previously fully reserved commercial relationship.
Securities
The securities portfolio decreased $54.4 million or 5.23%, from the linked quarter, impacted by $24.2 million in negative pre-tax fair value adjustments and the remainder of the decrease attributed to maturities and paydowns. The securities portfolio, based on estimated fair value, represented 11.02% of total assets as of September 30, 2026.
Deposits
Deposits as of September 30, 2026 increased by $141.2 million or 1.95%, 7.74% annualized, compared to the linked quarter. During the third quarter, interest-bearing deposits increased $119.1 million or 2.11% and noninterest-bearing deposits increased $22.1 million or 1.40%. The increase in interest-bearing deposits was attributable to $180.1 million in commercial money market accounts, partially offset by a decrease of $65.9 million in brokered deposits. Average interest-bearing deposits decreased $9.5 million or 0.16%, and noninterest-bearing deposits increased $54.9 million or 3.62% from the linked quarter.
Borrowings
Borrowings decreased $107.8 million or 18.25%, from the linked quarter due primarily to decreases in short-term Federal Home Loan Bank advances.
Shareholders’ Equity
On a non-GAAP basis, tangible book value per common share increased from $23.61 at the linked quarter to $23.71 at September 30, 2026, 0.42% or 1.66% annualized, despite the negative pre-tax fair value adjustments. Shareholders' equity decreased $6.1 million or 0.60% compared to the linked quarter. Accumulated other comprehensive loss increased from $35.8 million to $54.9 million or 53.29%, during the quarter due to after-tax fair value adjustments in the securities portfolio. Book value per common share decreased to $28.77 at September 30, 2026, compared to $28.79 from the linked quarter.
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Results of Operations
Net Interest Income
For the quarter ended September 30, 2026, net interest income totaled $80.7 million, compared to $77.8 million from the linked quarter. Loan yields increased 11 bps to 6.74% compared to 6.63% from the linked quarter and interest-bearing asset yields increased 8 bps to 6.10% compared to 6.02% from the linked quarter. Net interest margin and net interest spread were 3.86% and 3.09% compared to 3.73% and 2.99% for the linked quarter. The overall cost of funds, which included noninterest-bearing deposits, decreased 4 bps from 2.44% to 2.40% for the quarter ended September 30, 2026.
Non-GAAP net interest income (excluding loan discount accretion of $1.2 million) totaled $79.4 million for the quarter ended September 30, 2026, compared to $76.8 million (excluding loan discount accretion of $1.0 million) for the linked quarter. Non-GAAP net interest margin and net interest spread (excluding loan discount accretion of $1.2 million) were 3.80% and 3.04%, respectively, for the quarter ended September 30, 2026, compared to 3.68% and 2.94% (excluding loan discount accretion of $1.0 million) for the linked quarter.
Provision for Credit Losses
During the quarter ended September 30, 2026, Business First recorded a provision for credit losses of $1.9 million, compared to $2.0 million from the linked quarter. At September 30, 2026, the ratio of allowance for credit losses to loans held for investment was 0.95%, compared to 1.02% for the linked quarter.
Other Income
For the quarter ended September 30, 2026, other income decreased $1.5 million or 10.42%, compared to the linked quarter. The decrease was largely attributable to a $0.8 million decrease in gain on sales of loans and the linked quarter’s $0.5 million gain on the redemption of debt.
Other Expenses
For the quarter ended September 30, 2026, other expenses increased $0.9 million or 1.58% compared to the linked quarter. The increase was largely attributable to increases of $1.8 million in occupancy and equipment expense and $1.1 million in merger and conversion-related expenses, partially offset by decreases of $0.5 million in each in advertising and promotions expense and salaries and employee benefits, $0.4 million in legal and other professional fees and $0.3 million in regulatory assessments. The increase in occupancy and equipment expense was largely attributable to a lease termination fee associated with better alignment of legacy b1BANK and Progressive corporate facilities.
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Return on Assets and Common Equity
Return to common shareholders on average assets and common equity, each on an annualized basis, were 1.04% and 9.75% for the quarter ended September 30, 2026, compared to 1.03% and 9.83%, respectively, for the linked quarter. Non-GAAP return to common shareholders on average assets and common equity, each on an annualized basis, were 1.17% and 10.93% for the quarter ended September 30, 2026, compared to 1.05% and 10.05% for the linked quarter.
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Conference Call and Webcast
Executive management will host a conference call and webcast to discuss results on Monday, October 26, 2026, at 9:00 a.m. Central Time. Interested parties may attend the call by dialing toll-free 1-800-715-9871 (North America only), conference ID 8846141, or asking for the Business First Bancshares conference call. The live webcast can be found at https://edge.media-server.com/mmc/p/uhshyz4m. On the day of the presentation, the corresponding slide presentation will be available to view on the b1BANK website at https://www.b1bank.com/shareholder-info.
About Business First Bancshares, Inc.
Business First Bancshares, Inc. (Nasdaq: BFST), through its banking subsidiary b1BANK, has $8.9 billion in assets, $5.5 billion in assets under management through b1BANK’s affiliate Smith Shellnut Wilson, LLC (SSW) (not including $1.0 billion of b1BANK assets managed by SSW) and operates Banking Centers and Loan Production Offices in markets across Louisiana and Texas, providing commercial and personal banking products and services. b1BANK is a 2024 Mastercard “Innovation Award” winner and multiyear winner of American Banker Magazine’s “Best Banks to Work For.” Visit b1BANK.com for more information.
Non-GAAP Financial Measures
This press release includes certain non-GAAP financial measures (e.g., referenced as “core” or “tangible”) intended to supplement, not substitute for, comparable GAAP measures. “Core” measures typically adjust income available to common shareholders for certain significant activities or transactions that, in management’s opinion, can distort period-to-period comparisons of Business First’s performance. Transactions that are typically excluded from non-GAAP “core” measures include realized and unrealized gains/losses on former bank premises and equipment, investment sales, acquisition- related expenses (including, but not limited to, legal costs, system conversion costs, severance and retention payments, etc.). “Tangible” measures adjust common equity by subtracting goodwill, core deposit intangibles, and customer intangibles, net of accumulated amortization. Management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of Business First’s core business. These non- GAAP disclosures are not necessarily comparable to non-GAAP measures that may be presented by other companies. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of the tables below.

Special Note Regarding Forward-Looking Statements
Certain statements contained in this release may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act
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of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “may,” “might,” “will,” “would,” “could,” or “intend.” We caution you not to place undue reliance on the forward-looking statements contained in this news release, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors, including those factors specified in our Annual Report on Form 10-K and other public filings. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this news release.
Additional Information
For additional information about Business First, you may obtain Business First’s reports that are filed with the Securities and Exchange Commission (SEC) free of charge by using the SEC’s EDGAR service on the SEC’s website at www.SEC.gov or by contacting the SEC for further information at 1-800-SEC-0330. Alternatively, these documents can be obtained free of charge from Business First by directing a request to: Business First Bancshares, Inc., 500 Laurel Street, Suite 101, Baton Rouge, Louisiana 70801, Attention: Corporate Secretary.
No Offer or Solicitation
This release does not constitute or form part of any offer to sell, or a solicitation of an offer to purchase, any securities of Business First. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Investor Relations Contacts:

Gregory Robertson
337.721.2701
Gregory.Robertson@b1bank.com
Matt Sealy
225.388.6116
Matt.Sealy@b1bank.com

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Business First Bancshares, Inc.
Selected Financial Information
(Unaudited)
	Three Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025
(Dollars in thousands)

Balance Sheet Ratios

Loans (HFI) to Deposits	91.92%	92.04%	92.53%
Shareholders' Equity to Assets Ratio	11.19	11.33	11.04

Loans Receivable Held for Investment (HFI)

Commercial	$1,990,998	$1,988,696	$1,920,813
Real Estate:
Commercial	2,896,707	2,824,015	2,462,617
Construction	774,170	693,477	638,907
Residential	1,048,400	1,079,018	927,456
Total Real Estate	4,719,277	4,596,510	4,028,980
Consumer and Other	70,612	74,241	71,262
Total Loans (Held for Investment)	$6,780,887	$6,659,447	$6,021,055

Allowance for Loan Losses

Balance, Beginning of Period	$62,458	$63,655	$58,496
Charge-offs – Quarterly	(5,787)	(3,208)	(3,415)
Recoveries – Quarterly	284	293	348
Provision for Loan Losses – Quarterly	2,640	1,718	1,633
Balance, End of Period	$59,595	$62,458	$57,062

Allowance for Loan Losses to Total Loans (HFI)	0.88%	0.94%	0.95%
Allowance for Credit Losses to Total Loans (HFI) (1)	0.95	1.02	1.03
Net Charge-offs to Average Quarterly Total Loans	0.08	0.04	0.05

Remaining Loan Purchase Discount	$6,119	$7,341	$8,943

Nonperforming Assets

Nonperforming Loans:
Nonaccrual Loans	$80,363	$80,124	$45,362
Loans Past Due 90 Days or More	3,701	4,011	3,929
Total Nonperforming Loans	84,064	84,135	49,291
Other Nonperforming Assets:
Other Real Estate Owned	24,761	25,109	16,766
Other Nonperforming Assets	—	—	—
Total Other Nonperforming Assets	24,761	25,109	16,766
Total Nonperforming Assets	$108,825	$109,244	$66,057

Nonperforming Loans to Total Loans (HFI)	1.24%	1.26%	0.82%
Nonperforming Assets to Total Assets	1.22	1.23	0.83

(1) Allowance for Credit Losses includes the Allowance for Loan Loss and Reserve for Unfunded Commitments.

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Business First Bancshares, Inc.
Selected Financial Information
(Unaudited)

	Three Months Ended				Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025		September 30, 2026	September 30, 2025
(Dollars in thousands, except per share data)

Per Share Data

Basic Earnings per Common Share	$0.71	$0.70	$0.73		$2.10	$2.09
Diluted Earnings per Common Share	0.71	0.70	0.73		2.08	2.08
Dividends per Common Share	0.15	0.15	0.14		0.45	0.42
Book Value per Common Share	28.77	28.79	27.23		28.77	27.23

Average Common Shares Outstanding	32,504,217	32,589,951	29,544,425		32,558,017	29,363,138
Average Diluted Common Shares Outstanding	32,730,923	32,763,608	29,656,639		32,766,628	29,495,049
End of Period Common Shares Outstanding	32,345,723	32,535,659	29,615,370		32,345,723	29,615,370

Annualized Performance Ratios

Return to Common Shareholders on Average Assets (1)	1.04%	1.03%	1.08%		1.03%	1.05%
Return to Common Shareholders on Average Common Equity (1)	9.75	9.83	10.80		9.78	10.74
Net Interest Margin (1)	3.86	3.73	3.68		3.75	3.68
Net Interest Spread (1)	3.09	2.99	2.85		3.00	2.88
Efficiency Ratio (2)	64.88	64.83	60.45		64.72	62.37

Total Quarterly/Year-to-Date Average Assets	$8,845,047	$8,916,954	$7,921,159		$8,886,084	$7,825,828
Total Quarterly/Year-to-Date Average Common Equity	944,333	931,020	790,148		932,545	764,959

Other Expenses

Salaries and Employee Benefits	$32,582	$33,120	$27,613		$98,741	$85,427
Occupancy and Equipment Expense	10,078	8,279	7,284		26,479	21,802
Advertising and Promotions	2,064	2,606	1,205		6,178	3,584
Communications	773	638	582		2,063	1,763
Ad Valorem Shares Tax	978	977	1,125		2,933	3,375
Data Processing Fees	3,084	3,317	3,972		10,113	12,529
Directors' Fees	308	247	261		815	733
Insurance	188	432	420	424	1,031	1,248
Legal and Other Professional Fees	1,236	1,661	1,024		3,982	3,130
Office Supplies and Printing	268	278	286		859	897
Regulatory Assessments	1,209	1,534	1,142		3,727	3,332
Merger and Conversion-Related Expenses	1,395	303	477		3,075	937
Other	6,302	6,133	3,491		17,465	11,909
Total Other Expenses	$60,465	$59,525	$48,882		$177,461	$150,666
b1BANK.com

Business First Bancshares, Inc.
Selected Financial Information
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
(Dollars in thousands, except per share data)

Other Income

Service Charges on Deposit Accounts	$3,340	$3,197	$2,565	$9,679	$8,058
(Loss) Gain on Sales of Securities	(21)	(6)	77	53	29
Gain on Sales of Loans	814	1,583	624	3,738	2,661
Debit Card and ATM Fee Income	2,380	2,415	1,915	7,101	5,731
Cash Value of Life Insurance Income	979	902	802	2,712	2,368
Fees and Brokerage Commission	2,458	2,387	1,880	7,106	6,008
Pass-Through (Loss) Income from Other Investments	(135)	14	133	14	638
Gain on Extinguishment/Redemption of Debt	—	545	—	545	630
Gain on Branch Sale	—	—	—	—	3,360
Swap Fee Income	626	385	1,065	2,548	2,612
Other	2,071	2,545	2,610	7,033	7,217
Total Other Income	$12,512	$13,967	$11,671	$40,529	$39,312

(1) Average outstanding balances are determined utilizing daily averages and average yield/rate is calculated utilizing an actual day count convention.
(2) Noninterest expense (excluding provision for loan losses) divided by noninterest income plus net interest income less gain/loss on sales of securities.
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Business First Bancshares, Inc.
Consolidated Balance Sheets
(Unaudited)

	September 30, 2026	June 30, 2026	September 30, 2025
(Dollars in thousands)

Assets

Cash and Due From Banks	$490,037	$575,604	$399,079
Federal Funds Sold	110,738	95,535	101,103
Securities Purchased under Agreements to Resell	79,214	30,702	25,518
Securities Available for Sale, at Fair Values	986,704	1,041,133	985,938
Mortgage Loans Held for Sale	254	2,838	433
Loans and Lease Receivable	6,780,887	6,659,447	6,021,055
Allowance for Loan Losses	(59,595)	(62,458)	(57,062)
Net Loans and Lease Receivable	6,721,292	6,596,989	5,963,993
Premises and Equipment, Net	95,456	88,925	77,944
Accrued Interest Receivable	39,321	38,969	37,171
Other Equity Securities	39,984	51,302	44,313
Other Real Estate Owned	24,761	25,109	16,766
Cash Value of Life Insurance	140,148	139,169	119,509
Deferred Taxes, Net	24,853	21,561	21,433
Goodwill	131,743	135,222	121,146
Core Deposit and Customer Intangibles	31,983	33,267	15,136
Other Assets	39,474	27,181	24,380
Total Assets	$8,955,962	$8,903,506	$7,953,862

Liabilities

Deposits
Noninterest-Bearing	$1,605,682	$1,583,562	$1,366,558
Interest-Bearing	5,771,116	5,651,994	5,140,304
Total Deposits	7,376,798	7,235,556	6,506,862

Securities Sold Under Agreements to Repurchase	24,896	24,442	29,896
Federal Home Loan Bank Borrowings	334,189	442,494	367,408
Subordinated Debt	114,250	114,250	92,587
Subordinated Debt - Trust Preferred Securities	9,689	9,678	5,000
Accrued Interest Payable	3,126	3,774	4,064
Other Liabilities	90,498	64,735	69,605
Total Liabilities	7,953,446	7,894,929	7,075,422

Shareholders' Equity

Preferred Stock	71,930	71,930	71,930
Common Stock	32,346	32,536	29,615
Additional Paid-In Capital	572,968	578,087	503,325
Retained Earnings	380,182	361,846	309,999
Accumulated Other Comprehensive Loss	(54,910)	(35,822)	(36,429)
Total Shareholders' Equity	1,002,516	1,008,577	878,440

Total Liabilities and Shareholders' Equity	$8,955,962	$8,903,506	$7,953,862
b1BANK.com

Business First Bancshares, Inc.
Consolidated Statements of Income
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
(Dollars in thousands, except per share data)

Interest Income:
Interest and Fees on Loans	$113,263	$111,780	$106,662	$334,189	$313,682
Interest and Dividends on Securities	9,207	9,104	7,554	26,773	21,074
Interest on Federal Funds Sold and Due From Banks	5,047	4,766	4,472	14,699	12,475
Total Interest Income	127,517	125,650	118,688	375,661	347,231

Interest Expense:
Interest on Deposits	41,511	41,251	43,358	125,520	127,343
Interest on Borrowings	5,342	6,555	6,054	16,438	17,587
Total Interest Expense	46,853	47,806	49,412	141,958	144,930

Net Interest Income	80,664	77,844	69,276	233,703	202,301

Provision for Credit Losses	1,938	1,991	3,183	6,207	8,220

Net Interest Income After Provision for Credit Losses	78,726	75,853	66,093	227,496	194,081

Other Income:
Service Charges on Deposit Accounts	3,340	3,197	2,565	9,679	8,058
(Loss) Gain on Sales of Securities	(21)	(6)	77	53	29
Gain on Sales of Loans	814	1,583	624	3,738	2,661
Other Income	8,379	9,193	8,405	27,059	28,564
Total Other Income	12,512	13,967	11,671	40,529	39,312

Other Expenses:
Salaries and Employee Benefits	32,582	33,120	27,613	98,741	85,427
Occupancy and Equipment Expense	10,078	8,279	7,284	26,479	21,802
Merger and Conversion-Related Expense	1,395	303	477	3,075	937
Other Expenses	16,410	17,823	13,508	49,166	42,500
Total Other Expenses	60,465	59,525	48,882	177,461	150,666

Income Before Income Taxes	30,773	30,295	28,882	90,564	82,727

Provision for Income Taxes	6,221	6,120	6,026	18,273	17,225

Net Income	24,552	24,175	22,856	72,291	65,502

Preferred Stock Dividends	1,351	1,350	1,351	4,051	4,051

Net Income Available to Common Shareholders	$23,201	$22,825	$21,505	$68,240	$61,451
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Business First Bancshares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Three Months Ended
	September 30, 2026			June 30, 2026			September 30, 2025
(Dollars in thousands)	Average Outstanding Balance	Interest Earned / Interest Paid	Average Yield / Rate	Average Outstanding Balance	Interest Earned / Interest Paid	Average Yield / Rate	Average Outstanding Balance	Interest Earned / Interest Paid	Average Yield / Rate

Assets

Interest-Earning Assets:
Total Loans	$6,670,021	$113,263	6.74%	$6,757,776	$111,780	6.63%	$6,036,622	$106,662	7.01%
Securities	1,054,664	9,207	3.46	1,068,191	9,104	3.42	978,502	7,554	3.06
Securities Purchased under Agreements to Resell	32,316	359	4.41	30,683	335	4.38	25,490	330	5.14
Interest-Bearing Deposit in Other Banks	533,251	4,688	3.49	509,177	4,431	3.49	419,413	4,142	3.92
Total Interest-Earning Assets	$8,290,252	$127,517	6.10%	$8,365,827	$125,650	6.02%	$7,460,027	$118,688	6.31%
Allowance for Loan Losses	(62,716)			(63,280)			(58,468)
Noninterest-Earning Assets	617,511			614,407			519,600
Total Assets	$8,845,047	$127,517		$8,916,954	$125,650		$7,921,159	$118,688

Liabilities and Shareholders' Equity

Interest-Bearing Liabilities:
Interest-Bearing Deposits	$5,729,786	$41,511	2.87%	$5,739,241	$41,251	2.88%	$5,122,136	$43,358	3.36%
Subordinated Debt	114,250	1,874	6.51	112,252	1,778	6.35	92,624	1,235	5.29
Subordinated Debt - Trust Preferred Securities	9,682	185	7.56	9,670	178	7.40	5,000	100	7.93
Advances from Federal Home Loan Bank (FHLB)	300,381	3,120	4.12	441,012	4,457	4.05	424,287	4,547	4.25
Other Borrowings	24,958	163	2.59	22,206	142	2.58	26,176	172	2.61
Total Interest-Bearing Liabilities	$6,179,057	$46,853	3.01%	$6,324,381	$47,806	3.03%	$5,670,223	$49,412	3.46%

Noninterest-Bearing Liabilities:
Noninterest-Bearing Deposits	$1,573,300			$1,518,400			$1,315,064
Other Liabilities	76,427			71,223			73,794
Total Noninterest-Bearing Liabilities	1,649,727			1,589,623			1,388,858
Shareholders' Equity:
Common Shareholders' Equity	944,333			931,020			790,148
Preferred Equity	71,930			71,930			71,930
Total Shareholders' Equity	1,016,263			1,002,950			862,078
Total Liabilities and Shareholders' Equity	$8,845,047			$8,916,954			$7,921,159

Net Interest Spread			3.09%			2.99%			2.85%
Net Interest Income		$80,664			$77,844			$69,276
Net Interest Margin			3.86%			3.73%			3.68%

Overall Cost of Funds			2.40%			2.44%			2.81%

NOTE: Average outstanding balances are determined utilizing daily averages and an actual day count convention.
b1BANK.com

Business First Bancshares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Nine Months Ended
	September 30, 2026			September 30, 2025
(Dollars in thousands)	Average Outstanding Balance	Interest Earned / Interest Paid	Average Yield / Rate	Average Outstanding Balance	Interest Earned / Interest Paid	Average Yield / Rate

Assets

Interest-Earning Assets:
Total Loans	$6,708,583	$334,189	6.66%	$6,001,647	$313,682	6.99%
Securities	1,062,728	26,773	3.37	946,961	21,074	2.98
Securities Purchased under Agreements to Resell	29,906	996	4.45	35,740	1,382	5.17
Interest-Bearing Deposit in Other Banks	533,540	13,703	3.43	361,760	11,093	4.10
Total Interest-Earning Assets	$8,334,757	$375,661	6.03%	$7,346,108	$347,231	6.32%
Allowance for Loan Losses	(62,191)			(56,718)
Noninterest-Earning Assets	613,518			536,438
Total Assets	$8,886,084	$375,661		$7,825,828	$347,231

Liabilities and Shareholders' Equity

Interest-Bearing Liabilities:
Interest-Bearing Deposits	$5,783,862	$125,520	2.90%	$5,103,928	$127,343	3.34%
Subordinated Debt	106,303	4,872	6.13	94,169	3,732	5.30
Subordinated Debt - Trust Preferred Securities	10,334	516	6.68	5,000	299	8.03
Advances from Federal Home Loan Bank (FHLB)	346,337	10,615	4.10	411,444	13,136	4.27
Other Borrowings	22,416	435	2.59	21,699	420	2.59
Total Interest-Bearing Liabilities	$6,269,252	$141,958	3.03%	$5,636,240	$144,930	3.44%

Noninterest-Bearing Liabilities:
Noninterest-Bearing Deposits	$1,537,842			$1,284,745
Other Liabilities	74,515			67,954
Total Noninterest-Bearing Liabilities	1,612,357			1,352,699
Shareholders' Equity:
Common Shareholders' Equity	932,545			764,959
Preferred Equity	71,930			71,930
Total Shareholders' Equity	1,004,475			836,889
Total Liabilities and Shareholders' Equity	$8,886,084			$7,825,828

Net Interest Spread			3.00%			2.88%
Net Interest Income		$233,703			$202,301
Net Interest Margin			3.75%			3.68%

Overall Cost of Funds			2.43%			2.80%

NOTE: Average outstanding balances are determined utilizing daily averages and an actual day count convention.
b1BANK.com

Business First Bancshares, Inc.
Non-GAAP Measures
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
(Dollars in thousands, except per share data)

Interest Income:
Interest income	$127,517	$125,650	$118,688	$375,661	$347,231
Core interest income	127,517	125,650	118,688	375,661	347,231

Interest Expense:
Interest expense	46,853	47,806	49,412	141,958	144,930
Core interest expense	46,853	47,806	49,412	141,958	144,930

Provision for Credit Losses: (b)
Provision for credit losses	1,938	1,991	3,183	6,207	8,220
Core provision expense	1,938	1,991	3,183	6,207	8,220

Other Income:
Other income	12,512	13,967	11,671	40,529	39,312
Gain on former bank premises and equipment	—	—	—	(28)	(155)
Loss (gain) on sale of securities	21	6	(77)	(53)	(29)
Gain on extinguishment/redemption of debt	—	(545)	—	(545)	(630)
Gain on branch sale	—	—	—	—	(3,360)
Core other income	12,533	13,428	11,594	39,903	35,138

Other Expense:
Other expense	60,465	59,525	48,882	177,461	150,666
Acquisition-related expenses (2)	(3,538)	(1,169)	(1,157)	(6,934)	(2,406)
Core conversion expenses	—	—	(439)	—	(1,663)
Tax credit - ERC	—	—	1,997	—	1,997
Core other expense	56,927	58,356	49,283	170,527	148,594

Pre-Tax Income: (a)
Pre-tax income	30,773	30,295	28,882	90,564	82,727
Gain on former bank premises and equipment	—	—	—	(28)	(155)
Loss (gain) on sale of securities	21	6	(77)	(53)	(29)
Gain on extinguishment/redemption of debt	—	(545)	—	(545)	(630)
Gain on branch sale	—	—	—	—	(3,360)
Acquisition-related expenses (2)	3,538	1,169	1,157	6,934	2,406
Core conversion expenses	—	—	439	—	1,663
Tax credit - ERC	—	—	(1,997)	—	(1,997)
Core pre-tax income	34,332	30,925	28,404	96,872	80,625

Provision for Income Taxes: (1)
Provision for income taxes	6,221	6,120	6,026	18,273	17,225
Tax on gain on former bank premises and equipment	—	—	—	(6)	(33)
Tax on loss (gain) on sale of securities	5	1	(16)	(11)	(6)
Tax on gain on extinguishment/redemption of debt	—	(115)	—	(115)	(133)
Tax on gain on branch sale	—	—	—	—	(833)
Tax on acquisition-related expenses (2)	743	239	157	1,301	403
Tax on core conversion expenses	—	—	93	—	352
Tax on tax credit - ERC	—	—	(422)	—	(422)
Core provision for income taxes	6,969	6,245	5,838	19,442	16,553

Preferred Dividends:
Preferred dividends	1,351	1,350	1,351	4,051	4,051
Core preferred dividends	$1,351	$1,350	$1,351	$4,051	$4,051
b1BANK.com

Business First Bancshares, Inc.
Non-GAAP Measures
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
(Dollars in thousands, except per share data)

Net Income Available to Common Shareholders:
Net income available to common shareholders	$23,201	$22,825	$21,505	$68,240	$61,451
Gain on former bank premises and equipment, net of tax	—	—	—	(22)	(122)
Loss (gain) on sale of securities, net of tax	16	5	(61)	(42)	(23)
Gain on extinguishment/redemption of debt, net of tax	—	(430)	—	(430)	(497)
Gain on branch sale, net of tax	—	—	—	—	(2,527)
Acquisition-related expenses (2), net of tax	2,795	930	1,000	5,633	2,003
Core conversion expenses, net of tax	—	—	346	—	1,311
Tax Credit - ERC, net of tax	—	—	(1,575)	—	(1,575)
Core net income available to common shareholders	26,012	23,330	21,215	73,379	60,021

Pre-tax, pre-provision earnings available to common shareholders (a+b)(3)	32,711	32,286	32,065	96,771	90,947
Gain on former bank premises and equipment	—	—	—	(28)	(155)
Loss (gain) on sale of securities	21	6	(77)	(53)	(29)
Gain on extinguishment/redemption of debt	—	(545)	—	(545)	(630)
Gain on branch sale	—	—	—	—	(3,360)
Acquisition-related expenses (2)	3,538	1,169	1,157	6,934	2,406
Core conversion expenses	—	—	439	—	1,663
Tax credit - ERC	—	—	(1,997)	—	(1,997)
Core pre-tax, pre-provision earnings	$36,270	$32,916	$31,587	$103,079	$88,845

Average Diluted Common Shares Outstanding	32,730,923	32,763,608	29,656,639	32,766,628	29,495,049

Diluted Earnings Per Common Share:
Diluted earnings per common share	$0.71	$0.70	$0.73	$2.08	$2.08
Gain on former bank premises and equipment, net of tax	—	—	—	—	—
Loss (gain) on sale of securities, net of tax	—	—	—	—	—
Gain on extinguishment/redemption of debt, net of tax	—	(0.01)	—	(0.01)	(0.02)
Gain on branch sale, net of tax	—	—	—	—	(0.09)
Acquisition-related expenses (2), net of tax	0.08	0.02	0.03	0.17	0.07
Core conversion expenses, net of tax	—	—	0.01	—	0.04
Tax credit - ERC, net of taxes	—	—	(0.05)	—	(0.05)
Core diluted earnings per common share	$0.79	$0.71	$0.72	$2.24	$2.03

Pre-tax, pre-provision profit diluted earnings per common share	$1.00	$0.99	$1.08	$2.95	$3.08
Gain on former bank premises and equipment	—	—	—	—	(0.01)
Loss (gain) on sale of securities	—	—	—	—	—
Gain on extinguishment/redemption of debt	—	(0.02)	—	(0.02)	(0.02)
Gain on branch sale	—	—	—	—	(0.11)
Acquisition-related expenses (2)	0.11	0.04	0.04	0.21	0.08
Core conversion expenses	—	—	0.02	—	0.06
Tax credit - ERC	—	—	(0.07)	—	(0.07)
Core pre-tax, pre-provision diluted earnings per common share	$1.11	$1.01	$1.07	$3.14	$3.01

(1) Tax rates, exclusive of certain nondeductible merger-related expenses and goodwill, utilized were 21.129% for 2026 and 2025. These rates approximated the marginal tax rates.
(2) Includes merger and conversion-related expenses, salary and other incremental merger-related expense.
(3) Before preferred dividends.
b1BANK.com

Business First Bancshares, Inc.
Non-GAAP Measures
(Unaudited)

	September 30, 2026	June 30, 2026	September 30, 2025
(Dollars in thousands, except per share data)

Total Shareholders' (Common) Equity:
Total shareholders' equity	$1,002,516	$1,008,577	$878,440
Preferred stock	(71,930)	(71,930)	(71,930)
Total common shareholders' equity	930,586	936,647	806,510
Goodwill	(131,743)	(135,222)	(121,146)
Core deposit and customer intangible	(31,983)	(33,267)	(15,136)
Total tangible common equity	$766,860	$768,158	$670,228

Total Assets:
Total assets	$8,955,962	$8,903,506	$7,953,862
Goodwill	(131,743)	(135,222)	(121,146)
Core deposit and customer intangible	(31,983)	(33,267)	(15,136)
Total tangible assets	$8,792,236	$8,735,017	$7,817,580

Common shares outstanding	32,345,723	32,535,659	29,615,370

Book value per common share	$28.77	$28.79	$27.23
Tangible book value per common share	$23.71	$23.61	$22.63
Common equity to total assets	10.39%	10.52%	10.14%
Tangible common equity to tangible assets	8.72%	8.79%	8.57%
b1BANK.com

Business First Bancshares, Inc.
Non-GAAP Measures
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
(Dollars in thousands, except per share data)

Total Quarterly Average Assets	$8,845,047	$8,916,954	$7,921,159	$8,886,084	$7,825,828
Total Quarterly Average Common Equity	944,333	931,020	790,148	932,545	764,959

Net Income Available to Common Shareholders:
Net income available to common shareholders	$23,201	$22,825	$21,505	$68,240	$61,451
Gain on former bank premises and equipment, net of tax	—	—	—	(22)	(122)
Loss (gain) on sale of securities, net of tax	16	5	(61)	(42)	(23)
Gain on extinguishment/redemption of debt, net of tax	—	(430)	—	(430)	(497)
Gain on branch sale, net of tax	—	—	—	—	(2,527)
Acquisition-related expenses, net of tax	2,795	930	1,000	5,633	2,003
Core conversion expenses, net of tax	—	—	346	—	1,311
Tax credit - ERC, net of tax	—	—	(1,575)	—	(1,575)
Core net income available to common shareholders	$26,012	$23,330	$21,215	$73,379	$60,021

Return to common shareholders on average assets (annualized) (2)	1.04%	1.03%	1.08%	1.03%	1.05%
Core return on average assets (annualized) (2)	1.17	1.05	1.06	1.10	1.03
Return to common shareholders on average common equity (annualized) (2)	9.75	9.83	10.80	9.78	10.74
Core return on average common equity (annualized) (2)	10.93	10.05	10.65	10.52	10.49

Interest Income:
Interest income	$127,517	$125,650	$118,688	$375,661	$347,231
Core interest income	127,517	125,650	118,688	375,661	347,231
Interest Expense:
Interest expense	46,853	47,806	49,412	141,958	144,930
Core interest expense	46,853	47,806	49,412	141,958	144,930
Other Income:
Other income	12,512	13,967	11,671	40,529	39,312
Gain on former bank premises and equipment	—	—	—	(28)	(155)
Loss (gain) on sale of securities	21	6	(77)	(53)	(29)
Gain on extinguishment/redemption of debt	—	(545)	—	(545)	(630)
Gain on branch sale	—	—	—	—	(3,360)
Core other income	12,533	13,428	11,594	39,903	35,138

Other Expense:
Other expense	60,465	59,525	48,882	177,461	150,666
Acquisition-related expenses	(3,538)	(1,169)	(1,157)	(6,934)	(2,406)
Core conversion expenses	—	—	(439)	—	(1,663)
Tax credit - ERC	—	—	1,997	—	1,997
Core other expense	$56,927	$58,356	$49,283	$170,527	$148,594

Efficiency Ratio:
Other expense (a)	$60,465	$59,525	$48,882	$177,461	$150,666
Core other expense (c)	56,927	58,356	49,283	170,527	148,594
Net interest and other income (1) (b)	93,197	91,817	80,870	274,179	241,584
Core net interest and other income (1) (d)	93,197	91,272	80,870	273,606	237,439
Efficiency ratio (a/b)	64.88%	64.83%	60.45%	64.72%	62.37%
Core efficiency ratio (c/d)	61.08	63.94	60.94	62.33	62.58

Total Average Interest-Earning Assets	$8,290,252	$8,365,827	$7,460,027	$8,334,757	$7,346,108
b1BANK.com

Business First Bancshares, Inc.
Non-GAAP Measures
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
(Dollars in thousands, except per share data)

Net Interest Income:
Net interest income	$80,664	$77,844	$69,276	$233,703	$202,301
Loan discount accretion	(1,221)	(995)	(1,111)	(3,355)	(2,671)
Net interest income excluding loan discount accretion	$79,443	$76,849	$68,165	$230,348	$199,630

Net interest margin (2)	3.86%	3.73%	3.68%	3.75%	3.68%
Net interest margin excluding loan discount accretion (2)	3.80	3.68	3.63	3.70	3.63
Net interest spread (2)	3.09	2.99	2.85	3.00	2.88
Net interest spread excluding loan discount accretion (2)	3.04	2.94	2.80	2.94	2.83

(1) Excludes gains/losses on sales of securities.
(2) Calculated utilizing an actual day count convention.

b1BANK.com